 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2015

  SMSA BALLINGER ACQUISITION CORP.
 (Exact name of registrant as specified in its Charter)

Nevada	0-55108	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 726-9203

_____________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

On December 17, 2015 SMSA Ballinger Acquisition Corp. (the “Company”) terminated the engagement of its independent registered public accounting firm, Stevenson & Company CPAs LLC (“Stevenson”) in favor of its decision to engage Turner, Stone & Company, L.L.P. (“Turner Stone”) as its new independent registered public accounting firm for geographic convenience. Stevenson was previously engaged by the Company on July 7, 2015. Subsequently, on December 18, 2015, the Company executed a letter agreement engaging Turner Stone. The decision to engage Turner Stone was approved by the Company’s Board of Directors.

During the two most recent fiscal years and subsequent to December 31, 2014 through the date of engagement, neither the Company nor anyone on its behalf consulted with Turner Stone, regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered  on the Company’s financial statements, nor has Turner Stone provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable event.

None of Stevenson’s reports on the Company's financial statements since the date of Stevenson’s engagement contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, from the period beginning upon Stevenson’s engagement through the date of this report, there were no disagreements with Stevenson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Stevenson, would have caused the Company to make reference to the matter in a report on the Company’s financial statements.

The Company has provided Stevenson with a copy of this report and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Stevenson’s letter provided in response to the Company’s request dated December 18, 2015 is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)  The following exhibit is filed with this report on Form 8-K.

Exhibit	Description
16.1	Letter from Stevenson & Company CPAs LLC dated December 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2015
SMSA BALLINGER ACQUISITION CORP.

By: /s/Gust Kepler

Gust Kepler, President and Chief Executive Officer